Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Volcano Corporation (the “Company”) on Form 10-K for the period ended December 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), I, R. Scott Huennekens, President & Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 29, 2012	/s/ R. SCOTT HUENNEKENS
R. Scott Huennekens
President & Chief Executive Officer (principal executive officer)